                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 23, 1999


      ------------------------------------------------------------------
                           WESTFIELD AMERICA, INC.
      ------------------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
      ------------------------------------------------------------------


        Missouri                        1-12923               43-0758627
(State or Other Jurisdiction    Commission file number       (IRS Employer
    of Incorporation)                                    Identification Number)


                           11601 WILSHIRE BOULEVARD
                                 12TH FLOOR
                        LOS ANGELES, CALIFORNIA  90025
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310/445-2427



                                  NO CHANGE
-------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 23, 1999, Westfield America, Inc. (the "Company") announced the formation of a joint venture with J.P. Morgan Investment Management, Inc. for two of its malls, Westfield Shoppingtown Valley Fair, in San Jose, CA ("Valley Fair"), and Westfield Shoppingtown UTC (formerly known as University Towne Centre), in La Jolla, CA ("UTC"). The joint venture was effected pursuant to the formation of a limited liability company called Valley Fair UTC LLC. The related transactions involved the disposition on June 2, 1999 of Los Cerritos Mall to Macerich Company for $188 million (including the assumption of $95 million of debt), the acquisition on June 2, 1999 of a 50% interest in Valley Fair from The Rouse Company for $157,750,000 (including the assumption of $50 million of debt), the disposition on June 23, 1999 of such interest in Valley Fair to Valley Fair UTC LLC for the same amount and the disposition on June 23, 1999 of a 50% interest in UTC to Valley Fair UTC LLC for $91 million (including the assumption of $40.1 million of debt).

     The dispositions and acquisitions were made through separate limited liability companies wholly-owned by Westfield America Limited Partnership, the operating partnership through which the Company conducts substantially all of its business. The amount of consideration was determined by arm's length negotiations. The funds for the Company's acquisition of the 50% interest in Valley Fair from The Rouse Company came from the sale of Los Cerritos and the Company's unsecured corporate credit facility. The proceeds from the sale of 50% interests in Valley Fair and UTC were used to reduce borrowings on the Company's unsecured corporate credit facility.

     Valley Fair is a regional shopping center with 1,140,000 square feet of gross leasable area. It has 158 specialty stores and three anchors: two Macy's stores and Nordstrom.

     UTC is a super regional shopping center with 1,035,000 square feet of gross leasable area. It has 162 specialty stores and four anchors: Macy's, Nordstrom, Robinsons-May and Sears.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) The Company will file financial statements of the business acquired within sixty days of the date of this filing.

(b)  Pro Forma financial Information



                                                            Page Reference
                                                               Form 8-K
                                                               --------

(c)  Exhibits.

Exhibit No.          Description of Exhibit
-----------          ----------------------

99.1 Copy of the Press Release, dated June 23, 1999, issued by the Company, publicly announcing the activities reported therein.

The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the Company sells 100% of Los Cerritos Mall to the Macerich Company for $188 million (including the assumption of $95 million of debt), purchases the 50% of Valley Fair that it did not previously own from The Rouse Company for $157 million (including the assumption of $150 million of debt) and sells 50% of Valley Fair to J.P. Morgan Investment Management, Inc. for the same amount and also sells 50% of UTC for $51 million (including the assumption of $40.1 million of debt) as of March 31, 1999.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual report on Form 10-K for the fiscal year ended December 31, 1998 and Quarterly Report on form 10-Q for the year calendar quarter ended March 31, 1999. In the Company's opinion, all adjustments necessary to reflect the effects of purchase of Valley Fair and the sale of Los Cerritos, Valley Fair and UTC have been made.

The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1999 nor does it purport to present the future financial position of the Company.

                   WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                     PRO FORMA CONSOLIDATED BALANCE SHEETS

                                MARCH 31, 1999
                                  (UNAUDITED)
                                (IN THOUSANDS)

                                                                         Historical(a)     Pro Forma       Pro Forma
                                                                                          Adjustments     Consolidated
ASSETS

 Net investment in real estate.........................................   $ 3,699,565     $(319,469)  $3,380,096
 Cash and cash equivalents.............................................        27,568          (639)      26,929
 Restricted cash.......................................................        16,418             -       16,418
 Accounts and notes receivable, net of allowance of $9,656.............        44,034        (1,336)      42,699
 Deferred expenses and other assets, net...............................        32,684        (1,659)      32,025

  Total assets.........................................................    $3,820,269     $ 322,103)  $3,498,166

                               LIABILITIES AND SHAREHOLDERS' EQUITY


LIABILITIES:
Notes payable and revolving credit facility $2,665,120$(316,630) $2,348,490 Accounts payable and accrued expenses88,376(5,473)82,903
Distribution payable36,071-36,071

Total liabilities2,789,567(322,103)2,467,464


Minority interest36,065-
Series C and D preferred stock275,000-275,000

Common stock731-731

The unaudited Pro Forma Consolidated Statements of Income are presented as if the Company sells 100% of Los Cerritos Mall to the Macerich Company for $188 million (including the assumption of $95 million of debt), purchases the 50% of Valley Fair that it did not previously own from The Rouse Company for $157 million (including the assumption of $150 million of debt) and sells 50% of Valley Fair to J.P. Morgan Investment Management, Inc. for the same amount and also sells 50% of UTC for $51 million (including the assumption of $40.1 million of debt) as of March 31, 1999.

The unaudited Pro Forma Consolidated Statements of Income should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual report on Form 10-K for the fiscal year ended December 31, 1998 and Quarterly Report on form 10-Q for the year calendar quarter ended March 31, 1999. In the Company's opinion, all adjustments necessary to reflect the effects of purchase of Valley Fair and the sale of Los Cerritos, Valley Fair and UTC have been made.

The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions above had been consummated as of the beginning of the year presented, nor do they purport to present the future operations of the Company.

                      WESTFIELD AMERICA, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                     FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                  (UNAUDITED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                      Pro Forma             Pro Forma
                               Historical (a)         Adjustments          Consolidated
                               --------------        -------------        --------------

REVENUES:
  Minimum rents                 $84,653              $(6,497)                $78,156
  Tenant recoveries              37,595               (3,135)                 34,460
  Percentage rents                3,101                 (338)                  2,763

      Total revenue1              25,349              (9,970)                 115,379

EXPENSES:
  Operating                         38,806              (2,885)                  35,921
  Management fees                    2,478                (177)                   2,301
  Advisory fee                       1,627                   -                    1,627
  General and administrative           490                   -                      490
  Depreciation and amortization     28,741              (2,520)                  26,221

      Total expenses                72,142              (5,582)                  66,560

OPERATING INCOME53,207(4,388)48,819

INTEREST EXPENSE, net(49,144)3,056(46,088)

OTHER INCOME:
Equity in income of unconsolidated real estate partnerships 1,056 354 1,410
Interest and other income4,466-4,466

INCOME BEFORE MINORITY INTEREST:9,585(978)8,607

Minority interest (584)-(584)

NET INCOME$9,001$(978)$8,023

Net income allocable to preferred shares$8,625$8,625
Net income allocable to common shares376(602)

$9,001$8,023
EARNINGS PER SHARE:
Basic$0.00$0.00
Diluted$0.00$0.00

WEIGHTED AVERAGE NUMBER OF COMMON SHARES:
Basic73,33873,338
Diluted74,32674,326


WESTFIELD AMERICA, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
For The Year Ended December 31, 1998
(Unaudited)
(In Thousands Except Per Share Amounts)

 Historical (a)Pro Forma AdjustmentsPro Forma Consolidated

REVENUES:
Minimum rents$226,089$(7,192)$218,897
Tenant recoveries91,909(3,167)88,742
Percentage rents10,467(253)10,214

Total revenue 328,465(10,612) 317,853

EXPENSES:
Operating 97,359(2,809) 94,550
Management fees6,264(168)6,096
Advisory fee6,140-6,140
General and administrative1,519-1,519
Depreciation and amortization76,926(2,167)74,759

Total expenses188,208 (5,144)183,064

OPERATING INCOME140,257(5,468)134,789

INTEREST EXPENSE, net(106,852)3,288(103,564)

OTHER INCOME:
Equity in income of unconsolidated real estate partnerships5,9493,1059,054
Gain on sale of investments, net53,895-53,895
Interest and other income17,196(49) 17,147

INCOME BEFORE MINORITY INTEREST:110,445876111,321

Minority interest(4,257)-(4,257)

NET INCOME$106,188$876$107,064

Net income allocable to preferred shares$17,619$17,619
 Net income allocable to common shares88,56989,445

$106,188$107,064
EARNINGS PER SHARE:
Basic$1.21 $1.22
Diluted$1.20$1.21

WEIGHTED AVERAGE NUMBER OF  COMMON SHARES:
Basic73,33473,334
Diluted73,90173,901






















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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD AMERICA, INC.

Date:  July 8, 1999                    /s/  MARK A. STEFANEK
                                       --------------------------------------
                                       Mark A. Stefanek
                                       Chief Financial Officer and Treasurer
















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

                               INDEX TO EXHIBITS

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1 Copy of the Press Release, dated June 23, 1999, issued by the Company, publicly announcing the activities reported therein.















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